UAM Funds
Funds for the Informed Investor/sm/

Acadian Emerging Markets Portfolio
Semi-Annual Report                                                April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001

--------------------------------------------------------------------------------
                              TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Statement of Net Assets ...................................................    5

Statement of Operations ...................................................   15

Statement of Changes in Net Assets ........................................   16

Financial Highlights ......................................................   17

Notes to Financial Statements .............................................   18
--------------------------------------------------------------------------------

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
April 30, 2001

Dear Shareholder:

We are pleased to present the semi-annual report for the Acadian Emerging Markets Portfolio. This commentary covers the six months from November 1, 2000 to April 30, 2001, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

Portfolio Performance Review

For the six months ended April 30, 2001, the Acadian Emerging Markets Portfolio returned -2.0%, versus -5.8% for the IFC Investable Index, a widely followed emerging markets benchmark.

Economic and Market Conditions

Following a decline in November and recovery in December/January, the emerging markets fell over ten percent during the next three months to end the November-through-April period down approximately 6% in U.S. dollar terms. Local-market returns were somewhat better. As with many other global markets during the early part of 2001, the emerging markets were impacted by concerns about slowing U.S. growth and its likely effect on export-oriented economies. Asian markets saw the largest ups and downs over the period, falling in November but rebounding sharply in January, only to fall again in March. Latin American markets experienced less pronounced swings, with a smaller rebound in January but a smaller decline in March. The March drop was followed by recovery in April. The Europe/Middle East/Africa (EMEA) region ended the period on a strong April, up over 13%, but was still down significantly for the period as a whole.

Investment Strategy Used During the Period

Acadian continues to pursue its highly structured and disciplined approach to the emerging markets, using a database of information on over 60 emerging markets and 6000 stocks. Our emerging markets process emphasizes country selection but also examines a variety of factors at the stock level. As a result, the portfolio was invested in 25 emerging equity markets, compared with 32 in the benchmark. Key overweightings included Brazil, Egypt, Malaysia, Russia and Venezuela, while the portfolio was underweighted in Turkey, China, Greece, India, Israel and Taiwan.

The resulting portfolio had what we believe to be very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the benchmark index. The portfolio also held stocks that were on average somewhat smaller in capitalization size than those in the IFC index, with

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
relatively more assets in the mid-size $1-$5 billion capitalization range, and fewer assets in the larger-size range of $5-20 billion in capitalization.

Commentary on the Fund's Investment Performance

As noted above, the Acadian Emerging Markets Portfolio outperformed its benchmark index by 380 basis points, returning -2.0% for the six months ending April 30 versus -5.8% for the IFC Investable Index.

Helped Portfolio

   . Taiwan: The portfolio remained underweighted in Taiwan, which added value as this market again underperformed the overall index. In addition, stock selection was very successful in this market. Total value added was 140 basis points.

   . Korea: Stock selection in Korea added significant value. The portfolio's group of Korean holdings, which focused on financial, energy and capital equipment companies, held its value more successfully in down periods and generally performed better than the index in up periods. There was some negative return from the country weighting, but overall value added was 120 basis points.

   . Egypt: Stock selection in Egypt added 60 basis points of value. The portfolio's value-oriented mix of materials and financial companies posted a small positive return during the period, versus a decline for the Egypt index.

   . South Africa: Stock selection added considerable value in South Africa, where the portfolio's group of holdings significantly outperformed the index and contributed 40 basis points of excess return. A key South African holding that was a significant portfolio weight and also performed strongly in excess of the benchmark was Anglo American.

   . Turkey and Venezuela: The Turkish and Venezuelan country weightings added
     70 basis points and 150 basis points to return respectively. The portfolio was underweighted in Turkey as this market fell sharply on political and currency concerns. It was overweighted in Venezuela, which outperformed the index. Stock selection in Venezuela was also successful.

Hurt Portfolio

   . Brazil: The portfolio lost 240 basis points of value from stock selection in Brazil, with the portfolio's holdings posting a return significantly lower than the Brazilian market as a whole. The portfolio was focused on value-oriented stocks in the utility and financial sectors, and this positioning did not pay off during the atmosphere of market uncertainty that prevailed during the period.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
   . Pakistan: The portfolio lost value from overweighting Pakistan, which despite seeming attractive in Acadian's process, posted a negative return relative to the overall index during the period. Value lost was 30 basis points.

Current Outlook

Emerging markets, while clearly now on more solid footing than during their period of deep undervaluation in the late 1990s, remain below trend in terms of their valuation relative to developed international markets. The price/book of the EMF as a percentage of the price/book of EAFE is 0.6 currently, versus a 14-year average of over 0.7.

Negatives for the emerging markets at present are very much focused on the U.S. economy and the potential impact any slowdown might have on Asia and Latin America. Particularly in export-driven Asian economies, a diminishment in their U.S. overseas market could have a significant impact on growth. Latin America, while much less dependent on exports, has a high need for external debt financing, which could become much more expensive if sources of capital dry up.

However, there are a number of positive offsetting factors for the emerging markets, including:

   . free floating currencies that have generally weakened versus the U.S.
     dollar, allowing for greater competitiveness

   . generally strong balance sheets in Asian economies, most of which are run-ning current-account surpluses

   . relative independence of Latin American and Eastern European economies from U.S. exports as major source of economic growth

   . highly attractive valuations of emerging markets stocks relative to developed market counterparts

   . capacity for stronger earnings growth in 2001, according to estimates from IBES.

If we can provide any further information, please contact me at (617) 946-3500.

Sincerely,

/s/ Churchill G. Franklin

Churchill G. Franklin
Executive Vice President

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

IFC Investable Index is an unmanaged index maintained by the International Finance Corporation that precisely measures the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
FOREIGN COMMON STOCKS - 88.5%

                                                        Shares       Value
                                                        ------    -----------
ARGENTINA -- 0.8%
     Central Puerto* .............................      78,000    $   100,650
     Molinos Rio de la Plata* ....................      42,283         70,634
                                                                  -----------
                                                                      171,284
                                                                  -----------
BRAZIL -- 0.7%
     Brasil Telecom Participacoes ................  18,111,794        152,245
     Bunge Alimentos .............................         911              1
     Centrais Geradoras do Sul do Brasil .........       1,020              2
     Cia Saneamento Basico Sao Paulo .............         138             11
     Companhia de Bebidas das Americas ...........         860            205
     Embratel Participacoes ......................         794              7
     Seara Alimentos .............................         911             --
     Serrana .....................................       3,909              2
     Sociedad de Participacoes Cime (b)* .........     131,000             --
     Tele Celular Sul Participacoes ..............         794              1
     Tele Centro Oeste Celular Participacoes .....         794              3
     Tele Nordeste Celular Participacoes .........         794              1
     Tele Norte Celular Participacoes ............         794              1
     Tele Norte Leste Participacoes* .............         794             12
     Telecomunicacoes de Sao Paulo ...............         794              9
     Telemig Celular Participacoes ...............         794              2
     Telesp Celular Participacoes ................         794              5
                                                                  -----------
                                                                      152,507
                                                                  -----------
CHILE -- 6.1%
     A.F.P. Provida ADR ..........................       5,000        117,500
     Banco Santander-Chile ADR ...................       7,000        119,140
     Banco Santiago ADR ..........................       2,200         46,750
     Compania Telecomunicaciones de Chile ADR* ...      16,700        238,476
     Endesa ADR ..................................       9,800        109,270
     Enersis ADR .................................       9,700        159,177
     Maderas y Sinteticos ........................      36,400        495,040
                                                                  -----------
                                                                    1,285,353
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued


                                                         Shares        Value
                                                        --------    -----------
CHINA -- 1.3%
     China International Containers, Cl B ...........     59,000    $   131,632
     China Southern Airlines* .......................    384,000        118,169
     Huaneng Power International, Cl H ..............     54,000         31,677
                                                                    -----------
                                                                        281,478
                                                                    -----------
COLOMBIA --0.3%
     Bavaria ........................................     22,900         68,935
                                                                    -----------
EGYPT -- 3.8%
     Alexandria National Iron & Steel* ..............      7,000        188,705
     Egyptian American Bank* ........................      5,400         55,204
     Helwan For Cement ..............................     36,700        402,083
     Middle & West Delta Flour ......................     11,800         57,812
     National Societe General Bank ..................     12,100         86,573
                                                                    -----------
                                                                        790,377
                                                                    -----------
GREECE -- 3.7%
     Bank of Greece .................................      1,380         97,881
     Commercial Bank of Greece* .....................      8,470        417,979
     National Bank of Greece* .......................      5,644        218,874
     Sanyo Hellas Holding* ..........................     18,400         48,940
                                                                    -----------
                                                                        783,674
                                                                    -----------
HONG KONG -- 3.5%
     China Mobile* ..................................    135,200        663,952
     Legend Holdings ................................     86,000         68,368
                                                                    -----------
                                                                        732,320
                                                                    -----------
HUNGARY -- 0.9%
     Egis Rt. .......................................      2,700         78,591
     Mol Magyar Olaj-es Gazipari Rt. ................      8,300        114,259
                                                                    -----------
                                                                        192,850
                                                                    -----------
INDONESIA -- 1.0%
     Gudang Garam ...................................     52,000         51,328
     Indah Kiat Pulp and Paper* .....................    838,500         18,071
     Indosat ........................................    123,500         84,640
     Medco Energi International .....................    846,000         56,522
                                                                    -----------
                                                                        210,561
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                         Shares        Value
                                                        --------    -----------
ISRAEL -- 0.6%
     Bezeq* .........................................     58,700    $    83,086
     Clal Electronics Industries* ...................        600         45,279
                                                                    -----------
                                                                        128,365
                                                                    -----------
MALAYSIA -- 7.3%
     Berjaya Sports Toto ............................    234,000        236,463
     British American Tobacco .......................     36,000        329,211
     Digi.com* ......................................     41,000         57,184
     Edaran Otomobil Nasional .......................     83,000        162,724
     Hong Leong Bank ................................     76,000         65,200
     IOI Properties Berhad ..........................     68,500         79,316
     Kulim ..........................................    176,000         55,579
     Malakoff .......................................     40,000         96,316
     Malayan Cement .................................    273,000         71,842
     Multi-Purpose Holdings* ........................    190,000         27,500
     Public Finance Berhad ..........................     53,000         41,563
     TAN Chong Motor Holdings .......................    805,000        247,855
     United Engineers ...............................     93,000         69,016
     Westmont Industries (b)* .......................    481,000             --
                                                                    -----------
                                                                      1,539,769
                                                                    -----------
MEXICO -- 9.7%
     Altos Hornos de Mexico* ........................    178,000             --
     America Movil* .................................     98,000         89,746
     Carso Global Telecom* ..........................    179,000        362,684
     Cemex ..........................................     28,000        129,268
     Controladora Comercial Mexicana* ...............    107,000         80,982
     Grupo Celanese (b)* ............................     99,000             --
     Grupo Financiero Banamex Accival ...............     56,000        104,746
     Grupo Financiero Banorte* ......................     71,000        116,299
     Grupo Financiero BBVA Bancomer* ................    113,000         90,898
     Grupo Herdez, Cl B .............................    301,000         91,123
     Telefonos de Mexico, Cl L ......................    473,600        819,289
     TV Azteca ......................................    178,000         83,332
     Vitro ..........................................     69,000         70,126
                                                                    -----------
                                                                      2,038,493
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                         Shares        Value
                                                        --------    -----------
PAKISTAN -- 1.5%
     Muslim Commercial Bank .........................    257,125    $   112,724
     Pakistan Telecommunication .....................    422,000        124,715
     Shell Pakistan .................................     17,600         70,478
                                                                    -----------
                                                                        307,917
                                                                    -----------
PERU -- 2.2%
     Banco Credito del Peru, Cl C ...................     95,008         29,665
     Banco Wiese Sudameris* .........................    447,624         36,189
     Buenaventura, Cl B .............................     26,900        202,481
     Cementos Lima ..................................      7,177         71,450
     Credicorp ......................................     13,100         95,630
     Volcan Compania Minera .........................    200,000         32,897
                                                                    -----------
                                                                        468,312
                                                                    -----------
PHILIPPINES -- 0.7%
     Equitable PCI Bank .............................    127,840        103,217
     Petron* ........................................  1,755,700         53,969
                                                                    -----------
                                                                        157,186
                                                                    -----------
POLAND -- 3.2%
     Agora* .........................................      8,600        141,290
     Bank Pekao* ....................................      5,000         84,543
     Bank Rozwoju Eksportu ..........................      3,500        105,994
     Big Bank Gdanski* ..............................     61,640         78,557
     Debica .........................................      5,684         41,599
     Stomil Olsztyn .................................     23,771        148,175
     Wielkopolski Bank Kredytowy ....................      9,200         64,777
                                                                    -----------
                                                                        664,935
                                                                    -----------
RUSSIA -- 2.8%
     AO Tatneft ADR .................................     11,400         99,864
     Lukoil-Holding ADR .............................      4,270        177,632
     Surgutneftegaz ADR .............................     27,920        318,288
                                                                    -----------
                                                                        595,784
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                          Shares         Value
                                                         --------     ----------
SOUTH AFRICA -- 9.6%
     African Bank Investments* ........................    60,300     $   65,453
     Anglo American Platinum ..........................     5,100        229,070
     Barloworld .......................................    14,200         98,328
     Comparex Holdings* ...............................    58,800         80,699
     De Beers Consolidated Mines ......................     4,600        193,298
     Gencor ...........................................    24,900         98,482
     Impala Platinum Holdings .........................     5,000        240,175
     Johnnic Communications ...........................    10,900        130,555
     Johnnic Holdings .................................     8,900         73,843
     Liblife Strategic Investment* ....................   121,850             --
     Murray & Roberts Holdings* .......................   142,700         98,813
     Northam Platinum .................................    57,700        102,226
     Pepkor ...........................................     6,400          2,691
     Remgro ...........................................    12,150         78,372
     Sanlam ...........................................    70,200         84,520
     Sappi ............................................    19,000        173,762
     Sasol ............................................    26,200        235,359
     Venfin ...........................................    17,550         39,852
                                                                      ----------
                                                                       2,025,498
                                                                      ----------
SOUTH KOREA -- 10.9%
     Anam Semiconductor* ..............................    13,000         47,380
     Daelim Industrial ................................     9,000         45,786
     Dongkuk Steel Mill ...............................    30,028         39,445
     Hyundai Motor ....................................     6,692        104,674
     Korea Electric Power .............................     3,000         51,822
     LG Electronics ...................................    19,569        208,023
     Samsung Electronics ..............................     7,440      1,293,667
     Samsung SDI ......................................     6,600        274,123
     SK ...............................................    18,905        199,529
     Tong Yang Securities* ............................    12,000         38,178
                                                                      ----------
                                                                       2,302,627
                                                                      ----------
SRI LANKA -- 1.0%
     Blue Diamond Jewellery World* ....................   103,890          2,300
     DFCC Bank ........................................    56,466         44,685
     Hayleys ..........................................    49,090         40,886
     John Keells Holdings .............................   199,824         72,432
     Sampath Bank* ....................................   105,000         45,324
                                                                      ----------
                                                                         205,627
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - continued

                                                         Shares        Value
                                                        --------    -----------
TAIWAN -- 9.1%
     Advanced Semiconductor Engineering* ...........     238,015    $   185,127
     Asustek Computer ..............................      31,280        142,080
     Cathay Construction ...........................     601,000        141,515
     Delta Electronic Industrial ...................      16,000         48,612
     Far Eastern Department Store ..................     195,000         58,654
     Fuh Hwa Securities ............................     651,500        328,586
     Macronix International* .......................      60,120         92,244
     Mercuries & Associates ........................     193,600        128,229
     Orient Semiconductor Electro* .................      38,240         17,660
     Ritek* ........................................      13,000         28,241
     Shin Kong Life Insurance ......................     275,250        209,907
     Silitek .......................................     131,600        149,539
     Taiwan Semiconductor Manufacturing* ...........      42,240        116,786
     United Microelectronics* ......................      38,400         61,251
     Yageo* ........................................     162,750        215,592
                                                                    -----------
                                                                      1,924,023
                                                                    -----------
THAILAND -- 0.6%
     Charoen Pokphand Foods Public .................     130,100        119,103
     First Bangkok City Bank* ......................     272,600             --
     Nava Finance Public* ..........................     167,300             --
                                                                    -----------
                                                                        119,103
                                                                    -----------
TURKEY -- 1.6%
     Netas Telekomunik .............................     958,200         64,105
     TAT Konserve ..................................           1             --
     Turk Sise Ve Cam Fabrikalari* .................           7             --
     Turkiye Garanti Bankasi* ......................  30,203,600        156,867
     Turkiye IS Bankasi ............................   5,821,200         76,864
     Tutunbank* ....................................           1             --
     Yapi Ve Kredi Bankasi* ........................   9,290,000         43,342
                                                                    -----------
                                                                        341,178
                                                                    -----------
UNITED KINGDOM -- 2.8%
     Anglo American ................................       6,200        394,046
     Billiton ......................................      38,500        187,576
     South African Breweries .......................           1              6
                                                                    -----------
                                                                        581,628
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - concluded

                                                                   Shares        Value
                                                                  --------    -----------
VENEZUELA -- 2.8%
     Banco Venezolano de Credito* ..........................        55,734    $   262,232
     Compania Anonima Nacional Telefonos de Venezuela* .....       102,994        336,322
     Siderurgica Venezolana Sivensa* .......................            78             --
                                                                              -----------
                                                                                  598,554
                                                                              -----------
     TOTAL FOREIGN COMMON STOCKS
        (Cost $22,654,330) .................................                   18,668,338
                                                                              -----------
FOREIGN PREFERRED STOCKS -- 9.5%

BRAZIL -- 9.5%
     Banco Bradesco ........................................    19,000,000        108,882
     Banco do Brasil .......................................    52,000,000        216,289
     Banco Itau ............................................     2,000,000        162,162
     Brasil Telecom Participacoes ..........................            60              1
     Brasil Telecom ........................................    13,490,000         85,216
     Centrais Eletricas Brasileiras, Cl B ..................    27,400,000        432,400
     Cesp-Cia Energetica Sao Paulo .........................    47,200,000        380,541
     Companhia Brasileira de Distribuicao Grupo Pao de
       Acucar ..............................................           921             26
     Companhia de Bebidas das Americas .....................       404,545         99,700
     Companhia Siderurgica Tubarao .........................           719              7
     Copene-Petroquimica do Nordeste .......................       500,000        132,845
     Embratel Participacoes ................................            60              1
     Gerdau ................................................         2,722             25
     Lojas Americanas ......................................           327             --
     Metalurgica Gerdau ....................................    15,443,920        240,467
     Sao Carlos Empreendimentos e Participacoes ............           327              1
     Serrana ...............................................         4,661              2
     Tele Celular Sul Participacoes ........................            60             --
     Tele Centro Oeste Celular Participacoes ...............            65             --
     Tele Nordeste Celular Participacoes ...................            60             --
     Tele Norte Celular Participacoes ......................            60             --

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS - continued

                                                       Shares          Value
                                                      ---------     -----------
BRAZIL -- continued
     Tele Norte Leste Participacoes* ..........       6,500,159     $   114,341
     Telecomunicacoes de Sao Paulo ............              60               1
     Telemig Celular Participacoes ............              60              --
     Telesp Celular Participacoes .............             502               3
     Unibanco - Uniao de Bancos Brasileiros ...       1,600,000          35,533
     Vale do Rio Doce (b)* ....................          19,960              --
                                                                    -----------
     TOTAL FOREIGN PREFERRED STOCKS
        (Cost $2,395,627) .....................                       2,008,443
                                                                    -----------
FOREIGN RIGHTS -- 0.0%
     Brasil Telecom* ..........................          10,267              --
                                                                    -----------
     TOTAL FOREIGN RIGHTS
        (Cost $0) .............................                              --
                                                                    -----------

SHORT-TERM INVESTMENT -- 1.0%
                                                       Face
                                                      Amount
                                                    -----------
REPURCHASE AGREEMENT -- 1.0%
     Chase Securities, Inc. 4.30%, dated
       04/30/01, due 05/01/01, to be
       repurchased at $206,025,
       collateralized by $202,922 of
       various U.S. Treasury Notes,
       valued at $212,651 (Cost $206,000) .....     $   206,000         206,000
                                                                    -----------
     TOTAL INVESTMENTS -- 99.0%
       (Cost $25,255,957) .....................                      20,882,781
                                                                    -----------
     OTHER ASSETS AND LIABILITIES,
       NET -- 1.0% ............................                         199,909
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:

                                                                       Value
                                                                 --------------

     Paid in Capital ........................................... $   28,486,114
     Distributions in Excess of Net Investment Income ..........        (36,046)
     Accumulated Net Realized Loss .............................     (2,987,261)
     Net Unrealized Depreciation ...............................     (4,380,117)
                                                                 --------------
     TOTAL NET ASSETS -- 100.0% ................................ $   21,082,690
                                                                 ==============
     Institutional Class Shares:
     Shares Issued and Outstanding
        ($0.001 par value) (Authorized 25,000,000) .............      2,447,414
     Net Asset Value, Offering and Redemption Price Per Share ..          $8.61
                                                                 ==============
     *  Non-income producing security
   ADR  American Depositary Receipt
    Cl  Class
   (a) The cost for federal income tax purposes was $25,255,957. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $4,373,176. This consisted of aggregate unrealized appreciation for all securities of $2,941,711 and aggregate gross unrealized depreciation for all securities of $7,314,887.
   (b)  Securities are not readily marketable

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
At April 30, 2001, sector diversification of the Portfolio was as follows:

                                                         % of         Market
Sector Diversification                                Net Assets       Value
----------------------                                ----------    -----------
Foreign Common Stocks
Agriculture .......................................        0.8%     $   174,682
Airlines ..........................................        0.6          118,169
Automotive ........................................        2.4          515,253
Banks .............................................       11.0        2,316,953
Building & Construction ...........................        6.6        1,383,298
Chemicals .........................................         --                2
Commercial Services ...............................        0.6          131,632
Computers & Services ..............................        1.6          326,846
Consumer Goods ....................................        1.7          367,495
Diversified Operations ............................        1.5          317,519
Electrical Components & Equipment .................       13.0        2,747,826
Financial Services ................................        4.9        1,034,482
Food, Beverage & Tobacco ..........................        3.2          669,255
Insurance .........................................        1.4          294,427
Leisure & Recreation ..............................        1.1          236,463
Medical Products & Services .......................        0.4           78,591
Metals ............................................        1.5          326,631
Mining & Minerals .................................        7.5        1,581,769
Multimedia ........................................        2.0          429,020
Paper & Paper Products ............................        0.9          191,833
Petroleum & Fuel Products .........................        6.3        1,325,898
Real Estate .......................................        1.0          220,830
Retail ............................................        1.0          214,202
Telephones & Telecommunications ...................       14.8        3,116,336
Utilities .........................................        2.7          548,926
                                                      --------      -----------
Total Foreign Common Stocks .......................       88.5       18,668,338
Total Foreign Preferred Stocks ....................        9.5        2,008,443
Repurchase Agreement ..............................        1.0          206,000
                                                      --------      -----------
Total Investments .................................       99.0       20,882,781
Other Assets and Liabilities, Net .................        1.0          199,909
                                                      --------      -----------
Net Assets ........................................      100.0%     $21,082,690
                                                      ========      ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    ACADIAN EMERGING MARKETS PORTFOLIO
                             FOR THE SIX MONTHS ENDED APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends ...................................................    $      382,658
Interest ....................................................             6,546
Less: Foreign Taxes Withheld ................................           (49,545)
                                                                 --------------
     Total Income ...........................................           339,659
                                                                 --------------
Expenses
Custodian Fees ..............................................           126,533
Investment Advisory Fees -- Note B ..........................           108,637
Administrative Fees -- Note C ...............................            51,206
Printing Fees ...............................................            13,072
Audit Fees ..................................................            11,157
Registration and Filing Fees ................................             7,542
Legal Fees ..................................................             2,715
Directors' Fees -- Note E ...................................             1,629
Other Expenses ..............................................            25,400
                                                                 --------------
     Total Expenses .........................................           347,891
Less:
Waiver of Investment Advisory Fees ..........................           (75,711)
                                                                 --------------
     Net Expenses Before Expense Offset .....................           272,180
Expense Offset -- Note A ....................................              (588)
                                                                 --------------
     Net Expenses After Expense Offset ......................           271,592
                                                                 --------------
Net Investment Income .......................................            68,067
                                                                 --------------
Net Realized Loss on:
     Investments ............................................          (631,085)
     Foreign Currency Transactions ..........................          (103,961)
                                                                 --------------
Net Realized Loss on Investments and Foreign
   Currency Transactions ....................................          (735,046)
                                                                 --------------
Net Change in Unrealized Appreciation on:
     Investments ............................................           233,431
     Foreign Currency Transactions ..........................             2,566
                                                                 --------------
Net Change in Unrealized Appreciation .......................           235,997
                                                                 --------------
Net Loss on Investments and Foreign Currency ................          (499,049)
                                                                 --------------
Net Decrease in Net Assets Resulting from Operations ........    $     (430,982)
                                                                 ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                         Ended         Year Ended
                                                     April 30, 2001    October 31,
                                                      (Unaudited)         2000
                                                     --------------    -----------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .......................    $        68,067   $     307,701
   Net Realized Gain (Loss) ....................           (735,046)     13,128,081
   Net Change in Unrealized Appreciation
        (Depreciation) on Investments and
        Foreign Currency Transactions ..........            235,997      (8,090,807)
                                                    ---------------   -------------
   Net Increase (Decrease) in Net Assets
        Resulting from Operations ..............           (430,982)      5,344,975
                                                    ---------------   -------------
Distributions:
   Net Investment Income .......................           (152,121)       (630,056)
                                                    ---------------   -------------
   Total Distributions .........................           (152,121)       (630,056)
                                                    ---------------   -------------
Capital Share Transactions:
   Issued ......................................          3,318,443      10,328,203
   Issued in Lieu of Cash Distributions ........            148,245         620,089
   Redemption Fees -- Note H ...................                 --          17,537
   Redeemed ....................................         (4,229,036)    (70,271,816)
                                                    ---------------   -------------
   Net Decrease from Capital Share
    Transactions ...............................           (762,348)    (59,305,987)
                                                    ---------------   -------------
     Total Decrease ............................         (1,345,451)    (54,591,068)
                                                    ---------------   -------------
Net Assets:
   Beginning of Period .........................         22,428,141      77,019,209
                                                    ---------------   -------------
   End of Period (including undistributed net
   investment income/(distributions in excess
   of net investment income) of $(36,046) and
   $151,969, respectively) .....................    $    21,082,690   $  22,428,141
                                                    ===============   =============
Shares Issued and Redeemed:
   Issued ......................................            391,142         895,725
   Issued in Lieu of Cash Distributions ........             17,839          55,663
   Redeemed ....................................           (496,592)     (6,621,916)
                                                    ---------------   -------------
   Net Decrease in Shares Issued and Redeemed ..            (87,611)     (5,670,528)
                                                    ===============   =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                               Six Months
                                 Ended
                                April 30,                     Years Ended October 31,
                                  2001        ---------------------------------------------------------
                               (Unaudited)      2000        1999*       1998        1997         1996
                               -----------    -------      -------    --------    --------     --------
Net Asset Value,
  Beginning of Period ......      $  8.85     $  9.39      $  6.75    $  11.28    $  12.12     $  11.23
                               ----------     -------      -------    --------    --------     --------
Income from Investment
  Operations
  Net Investment Income ....         0.03        0.16         0.10        0.11        0.16         0.13
  Net Realized and
    Unrealized Gain (Loss) .        (0.21)      (0.59)+       2.63       (3.99)+     (0.85)        0.84
                               ----------     -------      -------    --------    --------     --------
Total from Investment
  Operations ...............        (0.18)      (0.43)        2.73       (3.88)      (0.69)        0.97
                               ----------     -------      -------    --------    --------     --------
Distributions:
  Net Investment Income ....        (0.06)      (0.11)       (0.09)      (0.14)      (0.12)       (0.02)
  Net Realized Gain ........           --          --           --       (0.51)      (0.03)       (0.06)
                               ----------     -------      -------    --------    --------     --------
    Total Distribution .....        (0.06)      (0.11)       (0.09)      (0.65)      (0.15)       (0.08)
                               ----------     -------      -------    --------    --------     --------
Net Asset Value, End
  of Period ................   $     8.61     $  8.85      $  9.39    $   6.75    $  11.28     $  12.12
                               ==========     =======      =======    ========    ========     ========
  Total Return .............        (2.02)%**   (5.20)%      41.49%     (36.00)%     (5.71)%       8.72
                               ==========     =======      =======    ========    ========     ========
Ratios and Supplemental Data
Net Assets, End of Period
(Thousands) ................   $   21,083     $22,428      $77,019    $ 88,665    $ 80,220     $ 69,649
Ratio of Expenses to Average
  Net Assets ...............         2.50%***    2.09%        1.61%@      1.61%@      1.50%        1.79%
Ratio of Net Investment
  Income to Average Net
  Assets ...................         5.62%***    0.65%        1.11%       1.60%       1.31%        1.29%
Portfolio Turnover Rate ....           45%         38%          45%         32%         28%          11%

  * Per share amounts for the period are based on average outstanding shares. ** Not Annualized.
***  Annualized.
  + The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  @ The ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.53% and 1.59% for the years ended October 31, 1999 and 1998, respectively.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The infor-mation presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agree-ments. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

         5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
     two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

         6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

         8. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
     "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial conditions of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), pro-vides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw adminis-trative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds, under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001, UAMFSI was paid $42,840, of which $17,237 was paid to SEI for their services, $7,204 to DST for their services, and $4,541 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001, the Administrator was paid $6,033.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the six month period ended April 30, 2001, the Portfolio made purchases of $9,477,898 and sales of $10,531,062 of investment securities other than long-term U.S. Government and short-term securities. There were no purchase or sales of long-term U.S. Government securities.

     G. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six month period ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     H. Other: At April 30, 2001, 83% of total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding.

     The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
     At April 30, 2001, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     The Portfolio invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

                                     NOTES

                                     NOTES

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
Officers and Directors

James F. Orr, III
Director, President and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajden Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Acadian Asset Management, Inc.
Ten Post Office Square
Boston, MA 02110

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------